Other assets (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Other Assets
Indemnification assets	[1]	R$ 145,300	R$ 135,355
Judicial deposits		12,693	18,825
Prepaid expenses		18,441	10,110
Other FIES receivables		26,440	21,450
Other		40,627	37,099
Total		243,501	222,839
Current		51,745	42,533
Non-current		R$ 191,756	R$ 180,306

[1]	Under the terms of the Share Purchase and Sale Agreements ("Agreements") between the Company and the selling shareholders of certain subsidiaries acquired, the Company assesses that the selling shareholders are exclusively responsible for any provisions (including labor, tax and civil), which are or will be the subject of a claim by any third party, arising from the act or fact occurred, by action or omission, prior to or on the closing dates of the acquisitions.